Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act No. 811-07168

December 23, 2019

Supplement to the Statutory Prospectus dated February 28, 2019

In the section “Can I Purchase Shares through Broker‑Dealers?” under the heading “How to Purchase Shares,” the first paragraph is replaced in its entirety as follows:

You may buy, sell, and exchange Investor Class and Institutional Class shares through certain brokers (and their authorized agents) that have made arrangements with the Fund to sell its shares on certain brokerage platforms. When you place your order with a broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Fund. The broker holds your Fund shares in its name and maintains your individual ownership records. The Investment Manager may pay the broker for maintaining these records as well as providing other shareholder services. The broker may charge you a commission or other fee for handling your order. The broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions, and ensuring that you receive copies of the applicable Fund’s Prospectus.

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Please Read Carefully and Keep for Future Reference